COMDISCO EXECUTIVE OFFICER COMPENSATION AND BENEFITS


SUMMARY COMPENSATION TABLE

This table shows the compensation paid to (i) Nicholas K. Pontikes, our President and Chief Executive Officer, and (ii) our four other most highly compensated executive officers serving as of September 30, 2000. The persons named in this table and in this section are referred to as the "named executive officers".

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                                    Annual Compensation                   Long-Term Compensation
                                    -------------------------------------------------------------------------
                                                               Awards                  Payouts
                                                            -------------------------------------------------
Name and Principal        Year      Salary       Bonus       Securities           Long-        All Other
     Position                                                Underlying           Term       Compensation <F1>
                                                              Options           Incentive
                                                              (shares)           Payouts
-------------------------------------------------------------------------------------------------------------

Nicholas K. Pontikes      2000     $400,000     $      0       224,719          $      0        $5,289
President and Chief       1999      450,000       81,250       150,000          $170,129         5,896
Executive Officer         1998      325,000      325,000       687,210<F2>       349,350         6,909

Thomas Flohr              2000      400,000      400,000             0                 0             0
Senior Vice President     1999      300,000      300,000       120,000           150,971             0
                          1998      300,000      227,000       323,530<F2>             0             0

Michael F. Herman         2000      217,000      332,000        47,833            53,150         5,289
President CES             1999      229,800      171,875       175,000                 0         5,896
                          1998      184,800      219,000       149,460                 0         6,909

William N. Pontikes       2000      235,000      235,000        53,237            71,850         5,289
Executive Vice            1999      255,000       63,750        24,000           265,129         5,896
President                 1998      230,000      230,000       240,710<F2>       339,350         6,909

John J. Vosicky           2000      265,000      265,000        24,345            81,850         5,289
Executive Vice            1999      260,000       65,000        18,000           290,129         5,896
President                 1998      240,000      215,000       101,700<F2>       359,350         6,909
& Chief Financial
Officer
-------------------------------------------------------------------------------------------------------------

<F1> Amounts of "All Other  Compensation"  are amounts  contributed  by Comdisco under the Comdisco Retirement Plan Trust Agreement, effective April 1, 1998 (formerly known as the Comdisco Profit Sharing Plan and Trust).

<F2> Amounts reflect options granted  pursuant to Comdisco's  Shared  Investment
     Plan (SIP) on Sunday, February 1, 1998 with a one-day term and an exercise price based on the closing price of the New York Stock Exchange on Friday, January 30, 1998. The options were exercised on the date of grant by the named executive officers. Under the terms of the voluntary plan, the participants took out personal full-recourse loans to fund their exercise of the options to purchase Common Stock at $17.3438 per share, the closing price on January 30, 1998. The loans borrowed from a commercial bank, are the personal obligation of the participants. Comdisco has agreed to guarantee repayment to the bank in the event of a default by a participant. Pursuant to the SIP, Comdisco received approximately $109 million in cash from 106 members of Comdisco's senior management team who collectively purchased over 6 million shares of Comdisco common stock.

OPTION GRANTS IN LAST FISCAL YEAR

This table presents additional information concerning the options shown in the Summary Compensation Table for fiscal year 2000.

-----------------------------------------------------------------------------------------------------------------
                                           Individual Grants                    Potential Realizable Value at
                                                                                Assumed Annual Rates of Stock
                                                                                Price Appreciation for Option
                                                                                              Term
                                                                                ---------------------------------
-----------------------------------------------------------------------------------------------------------------
                                              % of Total
                                               Options /
                                                 SARs
                       Number of Securities   Granted to  Exercise
                        Underlying Options/   Employees    or Base
                           SARs Granted       in Fiscal     Price   Expiration
       Name                    (#)              2000      ($/Sh)      Date       0%       5%           10%
-----------------------------------------------------------------------------------------------------------------

  Nicholas K. Pontikes        192,616<F1>        13.33    $18.6875   10/01/09    -0-   $2,263,713   $5,736,694
                               32,103             2.22    $19.0625   09/29/10    -0-      384,861      975,312
  Thomas Flohr                     -0-              -0-         -0-        -0-   -0-           -0-          -0-
                                   -0-              -0-         -0-        -0-   -0-           -0-          -0-
  Michael F. Herman            31,782<F1>         2.20    $18.6875   10/01/09    -0-      373,517      946,565
                               16,051             1.11    $19.0625   09/29/10    -0-      192,424      487,641
  William N. Pontikes          38,523<F1>         2.67    $18.6875   10/01/09    -0-      452,740    1,147,333
                               14,714             1.02    $19.0625   09/29/10    -0-      176,396      447,022
  John J. Vosicky               9,631<F1>          .67    $18.6875   10/01/09    -0-      113,188      286,841
                               14,714             1.02    $19.0625   09/29/10    -0-      176,396      447,022
-----------------------------------------------------------------------------------------------------------------

<F1>  Reflects  options  issued  in  lieu of cash  compensation  pursuant  to the
     "Cash-to-Option Alternative" election referenced in the "COMPENSATION COMMITTEE REPORT."

We have included amounts under the columns labeled "5%" and "10%" pursuant to certain rules promulgated by the SEC and those amounts are not intended to forecast future appreciation, if any, in the price of our common stock. Such amounts are based on the assumption that the named executive officers hold the options granted for their full term. The actual value of the options will vary in accordance with the market price of our common stock. The column headed "0%" is included to demonstrate that the options were granted at fair market value and optionees will not recognize any gain without an increase in the stock price, and any increase will benefit all stockholders proportionately.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END VALUE

This table contains information with respect to the named executive officers concerning the exercise of options during the fiscal year 2000 and unexercised options held as of the end of fiscal year 2000.

-------------------------------------------------------------------------------------------------------------------
                              Number of      Value       Total Number of Shares      Total Value of Unexercised,
                               Shares                    Underlying Unexercised
                              Acquired                       Options Held at          in-the-Money Options Held
                                 On                        September 30, 2000           at September 30, 2000<F1>
                                                       ------------------------------------------------------------
           Name               Exercise     Realized    Exercisable   Unexercisable   Exercisable    Unexercisable
-------------------------------------------------------------------------------------------------------------------

   Nicholas K. Pontikes             -0-           -0-     585,866        353,789      6,343,752        638,920
   Thomas Flohr                     -0-           -0-     837,716        123,844      8,675,767        515,650
   Michael F. Herman            47,825     1,631,239      227,785        228,987      1,972,615        438,057
   William N. Pontikes              -0-           -0-     294,451         85,474      2,802,768        158,183
   John J. Vosicky             129,238     5,689,623      282,815         48,912      3,006,601        117,669
-------------------------------------------------------------------------------------------------------------------

<F1> Based on the closing  price of our common stock,  $19.0625,  on September 29,2000.


LONG TERM INCENTIVE PLAN (LTIP) AWARDS

This table provides  information on the  Performance  Unit Awards granted during the  fiscal  year  ended  September  30,  2000  under our 1995  Long-Term  Stock
Ownership Incentive Plan to the named executive officers.
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
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                                                                                Estimated Future Payouts under
                                                                                Non-Stock Price-Based Plans<F1>
------------------------------------------------------------------------------------------------------------------
                                                   Performance or Other
                                    Number        Period Until Maturation
Name                                Of Units             or Payout           Threshold       Target      Maximum
------------------------------- ---------------- -------------------------- ------------- ----------- ------------
Nicholas K. Pontikes                  400           September 30, 2002        200,000       400,000    1,200,000
Thomas Flohr                          133           September 30, 2002         66,500       133,000      399,000
Michael F. Herman                     200           September 30, 2002        100,000       200,000      600,000
William N. Pontikes                   183           September 30, 2002         91,500       183,000      549,000
John J. Vosicky                       183           September 30, 2002         91,500       183,000      549,000
------------------------------- ---------------- -------------------------- ------------- ----------- ------------

<F1> The target performance  objective is that our total shareholder return, the sum of the stock price appreciation plus dividends (reinvested), be ranked at or above the sixtieth percentile of the total shareholder return of all companies in the S&P 500 for the period running from October 1, 1999 through September 30, 2002. The threshold performance objective is a fiftieth percentile ranking. If the actual ranking is less than the fiftieth percentile, no compensation will be paid under these awards.